UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 2, 2023

NUVVE HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40296	86-1617000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2488 Historic Decatur Road, Ste 200	San Diego,	California	92106
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 456-5161

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	NVVE	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	NVVEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below in Item 5.07, Nuvve Holding Corp. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company's stockholders approved an amendment and restatement of the Company’s 2020 Equity Incentive Plan (the “Incentive Plan”) to increase the number of shares available for the grant of awards by 4,000,000 shares and add an “evergreen” provision whereby the number of shares authorized for issuance pursuant to awards under the Incentive Plan will be automatically increased on each January 1 beginning on January 1, 2024 and, through and including January 1, 2030, by a number of shares equal to the smaller of (a) five percent (5%) of the number of shares of our common stock issued and outstanding on the immediately preceding December 31, and (b) an amount determined by the Board;. A summary of the material terms of the Incentive Plan is set forth in the Company's definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 18, 2023. A copy of the amended and restated Incentive Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 2, 2023, the Company held its Annual Meeting.

At the Annual Meeting, the stockholders of the Company: (i) elected H. David Sherman and Angela Strand as Class B directors to serve as members of the Board of Directors of the Company (the “Board”), to hold office until the third succeeding annual meeting and until his or her respective successor is duly elected and qualified; (ii) approved a proposed amendment and restatement of the Company’s 2020 Equity Incentive Plan to increase the number of shares available for the grant of awards by 4,000,000 shares and add an “evergreen” provision whereby the number of shares authorized for issuance pursuant to awards under the Incentive Plan will be automatically increased on each January 1 beginning on January 1, 2024 and, through and including January 1, 2030, by a number of shares equal to the smaller of (a) five percent (5%) of the number of shares of our common stock issued and outstanding on the immediately preceding December 31, and (b) an amount determined by the Board; and (iii) ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

There were 25,042,469 shares of Common Stock, $0.0001 par value, outstanding and entitled to vote at the Annual Meeting, and a total of 15,581,833 votes (62.22%) were represented at the Annual Meeting.

Set forth below, with respect to each such proposal, are the number of votes cast for, and against or withheld.

Proposal No. 1 – To elect two directors to the Board of Directors of the Company for a three-year term of office expiring at the Company’s 2026 Annual Meeting of Stockholders and until their successor are elected and duly qualified:

DIRECTOR NOMINEE	FOR	AGAINST	ABSTENTIONS/ WITHHELD	BROKER NON-VOTES
H. David Sherman	7,484,123	1,479,761	31,953	6,585,996
Angela Strand	7,508,565	1,431,839	55,433	6,585,996

Proposal No. 2 – To approve a proposed amendment and restatement of the Incentive Plan to (i) increase the number of shares available for the grant of awards by 4,000,000 shares and (ii) add an “evergreen” provision whereby the number of shares authorized for issuance pursuant to awards under the Incentive Plan will be automatically increased on each January 1 beginning on January 1, 2024 and through and including January 1, 2030, by a number of shares equal to the smaller of (a) five percent (5%) of the number of shares of our common stock issued and outstanding on the immediately preceding December 31, and (b) an amount determined by the Board (the “2020 Equity Incentive Plan Amendment and Restatement Proposal”):

FOR	AGAINST	ABSTENTIONS/ WITHHELD	BROKER NON-VOTES
6,713,590	2,235,756	46,491	6,585,996

Proposal No. 3 – The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered certified public accounting firm for the fiscal year ended December 31, 2023:

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FOR	AGAINST	ABSTENTIONS/ WITHHELD	BROKER NON-VOTES
15,138,658	209,182	233,993	0

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
10.1	Nuvve Holding Corp. Second Amended and Restated 2020 Incentive Plan.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2023

NUVVE HOLDING CORP.

By:	/s/ Gregory Poilasne
Gregory Poilasne
Chairman and Chief Executive Officer
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